POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Alan B. Arends
Alan B. Arends

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of January, 2003.

/s/ Jack B. Evans
Jack B. Evans

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Katharine C. Lyall
Katharine C. Lyall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ David A. Perdue
David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Judith D. Pyle
Judith D. Pyle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Robert W. Schlutz
Robert W. Schlutz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Wayne H. Stoppelmoor
Wayne H. Stoppelmoor

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 31st day of December, 2003.

/s/ Anthony R. Weiler
Anthony R. Weiler